DRYDEN TAX-FREE MONEY FUND

Supplement Dated March 13, 2008 to

Prospectus and Statement of Additional Information dated February 28, 2007

Important Information: Redemption of All Shares of Dryden Tax-Free Money Fund

At a recent meeting, the Board of Directors of Dryden Tax-Free Money Fund (the Fund) determined that it was in the best interest of shareholders for the Fund to cease operations. Accordingly, the Board approved a proposal to redeem all of the outstanding shares of the Fund. Under the proposal, shareholders of the Fund will receive payments equivalent to the net asset value of their shares as of the redemption date. The redemption is scheduled to take place on or about April 7, 2008, and payments will be sent to shareholders as soon as practicable thereafter.

At any time prior to the Redemption Date, shareholders may redeem their shares and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus.

Fund shares held on the Redemption Date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of MoneyMart Assets to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

LR00203